                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
1.     USE AND RESTRICTIONS ON USE                                            4
2.     TERM                                                                   4
3.     RENT                                                                   4
4.     DIRECT EXPENSES                                                        5
5.     REAL ESTATE TAXES                                                      6
6.     SECURITY DEPOSIT                                                       7
7.     ALTERATIONS                                                            7
8.     REPAIR                                                                 8
9.     LIENS                                                                  8
10.    ASSIGNMENT AND SUBLETTING                                              8
11.    INDEMNIFICATION                                                        9
12.    INSURANCE                                                             10
13.    WAIVER OF SUBROGATION                                                 10
14.    SERVICES AND UTILITIES                                                10
15.    HOLDING OVER                                                          11
16.    SUBORDINATION                                                         12
17.    RULES AND REGULATIONS                                                 12
18.    REENTRY BY LANDLORD                                                   12
19.    DEFAULT                                                               13
20.    REMEDIES                                                              13
21.    QUIET ENJOYMENT                                                       15
22.    DAMAGE BY FIRE                                                        16
23.    EMINENT DOMAIN                                                        17
24.    SALE BY LANDLORD                                                      17
25.    ESTOPPEL CERTIFICATE                                                  17
26.    SURRENDER OF PREMISES                                                 18
27.    NOTICES                                                               18
28.    TAXES PAYABLE BY TENANT                                               19
29.    DEFINED TERMS AND HEADINGS                                            19
30.    ENFORCEABILITY                                                        19
31.    COMMISSIONS                                                           19
32.    TIME AND APPLICABLE LAW                                               20
33.    PARKING                                                               20
34.    SUCCESSORS AND ASSIGNS                                                20
35.    ENTIRE AGREEMENT                                                      20
36.    EXAMINATION NOT OPTION                                                20
37.    RECORDATION                                                           20
38.    REIMBURSEMENT OF DIRECT EXPENSE AND TAXES                             20
39.    RENT SCHEDULE                                                         21
40.    LIMITATION OF LANDLORD'S LIABILITY                                    22

                              OFFICE REFERENCE PAGE

BUILDING:                                   FIRST WEST BUILDING

LANDLORD:                                   FIRST WEST BUILDING L.L.C.
                                            A Washington Limited Liability Company

LANDLORD'S ADDRESS:                         13027 19th Avenue S.E., Suite B-2
                                            Everett, Washington 98208

TENANT:                                     F5 Labs, Inc.

TENANT'S ADDRESS:                           200 First Avenue West, Suite 500
                                            Seattle, Washington 98109

LEASE REFERENCE DATE:                       October 9, 1997

PREMISES:                                   Suite 500
                                            (See Exhibit B for outline of Premises attached hereto
                                            and incorporated herein by reference)

USE:                                        CORPORATE OFFICE and limited product storage

PREMISES RENTABLE AREA:                     Approximately 6,769 square feet according to BOMA

COMMENCEMENT DATE:                          November 24 1997 or upon substantial completion of
                                            tenant improvements, whichever is later.

TERMINATION DATE:                           October 31, 2000

TERM OF LEASE:                              Three (3) years and one-half (1/2) months beginning
                                            on the Commencement Date ending on the Termination
                                            Date (unless sooner terminated pursuant to the Lease).

ANNUAL BASE RENT:                           $113,380.80

MONTHLY BASE RENT:                          $9,448.40

TENANT PROPOTIONATE SHARE:                  9.56%

BASE YEAR (DIRECT EXPENSES AND TAXES):      1998

SECURITY DEPOSIT:                           $38,780.74

Landlord shall apply $9,589.42 to the 13th month, $9,730.44 to the 25th month and $9,730.44 to the 36th month given the Tenant has made all prior rent payments in a timely manner pursuant to paragraph 3 of the Lease.

CPI ESCALATION PERCENTAGE:                  N/A

ADDITIONAL TERMS AND CONDITIONS:            EXHIBIT D - Tenant improvements

                                            EXHIBIT E - Additional terms

REAL ESTATE BROKER DUE COMMISSION:          Pursuant to terms of agreement with
                                            Colliers, Macaulay Nicolls.

The Reference Page information is incorporated into and made a part of the Lease. In the event of any conflict between any Reference Page information and the Lease, the Lease shall control. This Lease includes Exhibits A through E, all of which are made a part hereof.



LANDLORD:  FIRST AVENUE WEST BUILDING   TENANT: F5 Labs, Inc.
A Washington Limited Liability Company  A Washington Corporation


BY: /s/ Frederick W. Hines, Jr.         BY:
   --------------------------------        --------------------------------
       Frederick W. Hines, Jr.                     Jeffrey S. Hussey
ITS:     Management Agent               ITS:      President  and CEO


Date:  10/21/97                         Date:
     ------------------------------          ------------------------------


                                        BY: /s/ Brian R. Dixon
                                           --------------------------------
                                                     Brian R. Dixon
                                        ITS:    Vice President of Finance


                                        Date:  10/21/97
                                             ------------------------------

                                      LEASE

Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth and described on the Reference Page. The Reference Page, including all terms defined thereon, is hereby incorporated as part of the Lease.

1.   USE AND RESTRICTIONS ON USE.

The Premises are to be used solely for the purposes stated on the Reference Page. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure, annoy, or disturb them or allow the Premises to be used for any unlawful purpose. Tenant shall not commit or suffer the commission of any waste in, on, or about the Premises. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything therein which will in any way increase the rate of fire insurance upon the Building or any of its contents.

2.   TERM.

The term of this Lease shall be as indicated on the Reference Page (unless sooner terminated as herein provided) . Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises on the Commencement Date, Landlord shall not be liable for any damage thereby, but Tenant shall not be liable for any rent until the time when Landlord can, after notice to Tenant, deliver possession of the Premises to Tenant. The Tenant shall have the opportunity to inspect the Premises prior to acceptance to identify any items not in agreement with Exhibit B and D. The Tenant will accept the Premises upon "Substantial completion" which is the date upon which Tenant has had the opportunity to inspect the Premises before the Commencement Date as mentioned above. The Termination Date of the Lease should be extended for any period of delay of delivery of the Premises past the scheduled Commencement Date (November 24, 1997). The Tenant should have the right to terminate the Lease if the Premises are not delivered within thirty (30) days of the scheduled Commencement Date unless such delays are caused by the matters listed as beyond the reasonable control of the Landlord and Tenant is notified by Landlord in writing as to such delays. If Landlord is unable to deliver possession of the Premises within (30) thirty days of the Commencement Date (other than as a result of strikes, shortages of materials or similar matters beyond the reasonable control of Landlord and Tenant is notified by Landlord in writing as to such delay), Tenant shall have the option to terminate this Lease unless said delay is as a result of: (a) Tenant's failure to agree to plans and specifications; (b) Tenant's request for materials, finishes or installations other than Landlord's standard; (c) Tenant's change in plans; or (d) performance or completion by a party employed by Tenant. If said delay is the result of any of the foregoing, the Commencement Date and the payment of rent hereunder shall be accelerated by the number of days of such delay.

In the event Landlord shall permit Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the Termination Date.

3.   RENT.

Tenant agrees to pay to Landlord the Annual Rent by paying the Monthly Installment of Rent on or before the first day of each full calendar month during the Term, except that the first month's rent shall be paid upon the execution hereof. Rent for any period during the Term which is less than one full month shall be a prorated portion of the Monthly Installment of Rent based upon a thirty (30) day month. Said rent shall be paid to Landlord, without deduction or offset and without notice or demand at the Landlord's address, as set forth on the Reference Page, or to such other person or at such other place as Landlord may from time to time designate in writing.

Tenant recognizes that late payment of any rent or other sum due hereunder will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other sum is due and payable pursuant to this Lease, and when such amount remains due and unpaid ten (10) days after said amount is due, such amount shall be increased by a late charge in an amount equal to the greater of: (a) $50.00, or (b) a sum equal to 5% of the unpaid rent or other payment. The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant's obligation for each successive monthly period until paid. The provisions of this Article in no way relieves Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Article in any way affect Landlord's remedies pursuant to Article 20 of this Lease in the event said rent or other payment is unpaid after the date due.

No security or guarantee which may now or hereafter be furnished to Landlord for the payment of rent or the performance of Tenant's other obligations under this Lease shall in any way constitute a bar to the recovery of the Premises or defense to any action in unlawful detainer or to any other action which Landlord may bring for a breach of any of the terms, covenants or conditions of this Lease.

4.   DIRECT EXPENSES.

Tenant shall reimburse Landlord for the following expenditures in the manner set forth in Article 39. All direct costs of operation, maintenance, repair and management of the Building, the grounds and parking areas (including the amount of any credits which Landlord may grant to any tenant in lieu of providing any services or paying any costs described herein), as determined in accordance with generally accepted accounting principles, including the following costs by way of illustration, but not limitation: water and sewer charges; insurance premiums of or relating to all insurance policies and endorsements deemed by Landlord to be reasonably necessary or desirable and relating in any manner to the protection, preservation or operation of the Building, the grounds or parking areas, or any part thereof; utility costs, including but not limited to, the cost of heat, light, power, steam, gas and waste disposal; the cost of janitorial services; the cost of security and alarm services; the cost of general landscape maintenance; the cost of maintaining, repairing and operating the garage and or parking lot and any driveway areas; window cleaning costs; labor costs; costs and expenses of managing the Building, including reasonable management fees, if any; air conditioning costs, elevator maintenance fees and supplies; material costs; equipment costs and the cost of service agreements on equipment; tool costs; licenses, permits and inspection fees; wages and salaries, employee benefits and payroll taxes, accounting and legal fees; and any sales, use or service taxes incurred in connection therewith. Landlord shall be entitled to amortize and include in Direct Expenses an allocable portion of the cost, of any capital improvement, including life safety systems, which is reasonably calculated to reduce operating expenses or which is required under any governmental laws, regulations or ordinances which were not applicable to the Building at the time it was constructed. All such costs, including interest at the rate of 12% per annum on the unamortized amount, shall be depreciated over the reasonable life of such improvements, with such reasonable life and depreciation schedule being determined by Landlord in accordance with generally accepted accounting principles. Direct Expenses shall not include depreciation on the Building or equipment therein (except as provided above), loan principal payments, the costs of alterations of tenant's premises, leasing commissions, interest expenses on long-term borrowings, advertising costs or management salaries for executive personnel other than personnel located at the Building.

Landlord will exclude the following expenses from the direct expense calculation:

1. Costs of repairing or restoring any portion of the Building damaged by hazard to the extent such hazard is customarily insured against by owners of office buildings of similar size, age and construction in the Seattle area.

2. Costs and expenses incurred in connection with leasing space in the Building, such as leasing commissions, allowances, space planner fees, advertising and promotional expenses, legal fees for the preparation of leases, and rent payable with respect to any leasing office, court costs and legal fees incurred to enforce the obligations of other tenants under leases of portions of the Building.

3. Rental concessions, lease buy-outs or the costs of relocating tenants within the building.

4. The costs of renovating or otherwise improving or decorating, painting or redecorating space for any tenant or other occupants of the Building, including without limitation the Tenant.

5. Amounts paid (including interest and penalties) in order to comply with or cure violations of statutes, laws, notes, or ordinances by Landlord or any part of the building including compliance with the Americans with Disabilities Act of 1990, and environmental and hazardous substances laws;

6. Any costs representing an amount paid to any person or entity related to or affiliated with Landlord which is material in excess of the amount which would have been paid in the absence of such relationship.

7. Overhead or profit paid to Landlord, subsidiaries or affiliates of Landlord for services on or to the Building or common areas if and to the extent the costs exceed competitive costs for such services in comparable first-class office buildings located within five (5) miles of the Building where they are not so provided by Landlord or a subsidiary or affiliate of Landlord.

8. All costs for which Tenant or any other tenant in the building is being charged other than pursuant to the Direct Expenses reimbursement provisions of the Lease.

9.   The cost of any items for which Landlord is reimbursed by insurance.

10. Costs incurred because of the negligence of the Landlord or due to breach of the Landlord under any contractual obligations.

5.   REAL ESTATE TAXES.

Landlord shall pay the Taxes assessed against the Building, grounds and parking areas, and Tenant shall reimburse Landlord for such expenditures as provided in
Article 39. The term "Taxes" for the purpose of the Lease shall be such taxes as herein below described which are in addition to those provided for and payable by Tenant pursuant to Article 28 of the Lease, and shall include the following by way of illustration, but not limitation: real estate taxes; any other such taxes, charges and assessments which are levied with respect to the buildings and any improvements, fixtures and equipment and all other property of Landlord, real or personal, located on the property and the land upon which they are situated including any payments to any ground lessor in reimbursement of tax payments made by such lessor; fees or assessments payable to any property owners association due to Landlord's ownership of the Building; and any gross receipts tax and/or any tax which shall be levied in addition to or in lieu of real estate, possessory interest or personal property taxes under the Lease; and any fees, expenses or costs incurred by Landlord in protesting any assessments, levies or the tax rate.

If at any time during the Term, the present method of taxation shall be changed so that in lieu of the whole or any part of any taxes, assessments or governmental charges levied, assessed or imposed on real estate and the improvements thereon, there shall be levied, assessed or imposed on Landlord a capital levy or other tax directly on the rents received therefrom and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents for the present or any future building or buildings on the property, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purposes hereof.

6.   SECURITY DEPOSIT.

Tenant has deposited with Landlord the Security Deposit as stated on the Reference Page. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant and not as an advance rental deposit or as a measure of Landlord's damage in case of Tenant's default. If Tenant defaults with respect to any provision of this Lease, Landlord may use any part of this Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion is so used, Tenant shall within five days after written demand therefor deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant at such time after termination of this Lease when Landlord shall have determined that all of Tenant's obligations under this Lease have been fulfilled.

7.   ALTERATIONS.

Tenant shall not make or suffer to be made any alterations, additions, or improvements, including, but not limited to, the attachment of any fixtures or equipment in, on, or to the Premises or any part thereof or the making of any improvements as required by Article 8 hereof without the prior written consent of Landlord, which may be withheld in Landlord's reasonable discretion. The Tenant should be permitted to make non-structural alterations, additions, or improvements to the Premises with the Landlord's consent. The Landlord should advise the Tenant upon the making of any alterations as to whether the Landlord will require the removal of the improvements at the expiration of the Lease Term. Tenant should not be required to use the Landlord's contractor but it would be reasonable for the Landlord to retain the right to approve the Tenant's contractor which approval should not be unreasonably withheld. The Tenant is not be obligated to pay the Landlord for the Landlord's overhead arising out of the construction of the Tenant's proposed improvements. Any alteration, additions or improvements to be done by Tenant as part of Tenant's initial occupancy shall be specified in Exhibit B hereto. Any alteration, addition, or improvement in, on, or to the Premises including carpeting, but excepting movable furniture and personal property of Tenant removable without material damage to the property or the Premises, shall be and remain the property of the Tenant during the Term but shall, unless Landlord elects otherwise, become a part of the realty and belong to Landlord without compensation to Tenant upon the expiration or sooner termination of the Term and title shall pass to Landlord under this Lease as by a bill of sale. When applying for such consent, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions and improvements. In the event Landlord consents to the making of any such alteration, addition, or improvement by Tenant, the same shall be made using Landlord's contractor (unless Landlord agrees otherwise) at Tenant's sole cost and expense and in any event Landlord may charge Tenant a reasonable charge to cover its overhead as it relates to such proposed work. All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all government laws, ordinances, rules and regulations and Tenant shall, prior to construction, provide such assurances to Landlord, including but not limited to, waivers of lien, surety company performance bonds and personal guaranties of individuals of substance, as Landlord shall require to assure payment of the costs thereof and to protect Landlord against any loss from any mechanics', materialmen's or other liens. Tenant shall pay in addition to any sums due pursuant to Article 5 above any increase in real estate taxes attributable to any such alteration, addition, or improvement for so long, during the Term, as such increase is ascertainable. Upon the expiration or sooner termination of the Term as herein provided, Tenant shall upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence remove any such alterations, additions or improvements which are designated by Landlord to be removed, and Tenant shall repair and restore the Premises to their original condition, reasonable wear and tear excepted.

8.   REPAIR.

By taking possession, Tenant accepts the Premises as being in good order, condition and repair, and in the condition I which Landlord is obligated to deliver them. Tenant shall, at all times during the Term, keep the Premises in good condition and repair, excepting for items which are the responsibility of the Landlord including electricity service to premises, damage thereto by fire, earthquake, Act of God or the elements, shall comply with all governmental laws, ordinances and regulations applicable to the use and its occupancy of the Premises, and shall promptly comply with all governmental orders and directives for the corrective prevention and abatement of any violations or nuisances in or upon, or connected with, the Premises, all at Tenant's sole expense. It is hereby understood and agreed that Landlord has no obligation to alter, remodel, improve, repair, decorate or paint the Premises, except as specified in Exhibit B if attached hereto, and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically set forth herein. Notwithstanding the above provisions of this Article, Landlord shall repair and maintain the structural portions of the Building, including the basic plumbing, air conditioning, heating and electrical systems, installed or furnished by Landlord. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as provided in Article 22, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making or any repairs, alterations or improvements in or to any portion of the Building or the Premises or in or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense under any law, statute or ordinance now or hereafter in effect.

9.   LIENS.

Tenant shall keep the Premises and Tenant's leasehold interest in the Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by Tenant. In the event that Tenant shall not, within ten days following the imposition of any such lien, cause the same to be released of record, Landlord shall have the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be considered additional rent and shall be payable to it by Tenant on demand with interest at the rate of 12% (twelve percent) per annum or the highest rate permitted by law, whichever is lower.

10.  ASSIGNMENT AND SUBLETTING.

Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises, whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, or assign this Lease for security purposes, without the prior written consent of Landlord, whose consent will not be unreasonably withheld or delayed, and such restrictions shall be binding upon any assignee or subtenant to which Landlord has consented. In the event Tenant desires to sublet the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least ten (10) days but no more than 90 days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease and copies of financial reports and other relevant financial information of the proposed subtenant or assignee.

The Tenant should have the right to withdraw its request for consent to an assignment to prevent premature termination of the Lease. Similarly, the Tenant should have the right to withdraw its request for approval of a sublease to prevent the recapture of any of its Premises by the Landlord. The Landlord's consent should not be required in connection with a corporate merger, reorganization, public offering or other corporate restructuring. The Landlord should have to exercise its rights under this Article within thirty (30) days of the Tenant's notice to the Landlord instead of sixty (60) days. The Tenant's obligation to reimburse Landlord for its cost incurred in connection with review and approval of an assignment or a sublease should be capped at $500.00.

In addition to Landlord's right to approve of any subtenant or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting or assignment, to terminate this Lease, or in the case of a proposed subletting of less than the entire Premises, to recapture the portion of the Premises to sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised by Landlord's giving Tenant written notice thereof within 20 (twenty) days following Landlord's receipt of Tenant's written notice as required above. If this Lease shall be terminated with respect to the entire Premises the Term shall end on the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expiration of the Term. If Landlord recaptures only a portion of the Premises, the rent during the unexpired Term shall abate, proportionately, based on the rent as of the date immediately prior to such recapture. Tenant shall, at Tenant's own cost and expense, discharge in full any outstanding commission obligation on the part of Landlord with respect to this Lease, and any commissions which may be due and owing as a result of any proposed assignment or subletting, whether or not the Premises are recaptured pursuant hereto and rented by Landlord to the proposed tenant or any other tenant. Consent by Landlord to any assignment or subletting shall not include consent to the assignment or transferring of any lease renewal option rights or space option rights of the Premises, special privileges or extra services granted to Tenant by this Lease, or addendum or amendment thereto or letter of agreement (and such options, right, privileges or services shall terminate upon such assignment), unless Landlord specifically grants in writing such options, rights, privileges or services to assignee or subtenant. Any sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article shall be void.

In the event that Tenant sells, sublets, assigns, or transfers this Lease and at any time receives periodic rent and/or other consideration which exceeds that which Tenant would at that time be obligated to pay to Landlord, Tenant shall pay to Landlord 100% (one hundred percent) of the gross increase in such rent as such rent is received by Tenant and 100% (one hundred percent) of any other consideration received by Tenant from such subtenant in connection with such sublease or in the case of an assignment of this Lease by Tenant, Landlord shall receive 100% (one hundred percent) of any consideration paid to Tenant by such assignee in connection with such assignment.

Should Landlord agree to authorize and execute an assignment or sublease agreement, Tenant will pay to Landlord on demand a sum equal to all of Landlord's costs, including attorney's fees, incurred in connection with such assignment or transfer.

11.  INDEMNIFICATION.

Landlord shall not be liable and Tenant hereby waives all claims against Landlord for any damage to any property or any injury to any person in or about the Premises or the Building by or from any cause whatsoever, (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Building not being in good condition or repair, gas, fire, oil, electricity or theft); except that Landlord will indemnify and hold Tenant harmless from such claims to the extent caused by the negligent or willful act of Landlord, or its agents, employees or contractors. Tenant shall hold
Landlord harmless from and defendant Landlord against any and all claims, liability or costs (including court costs and attorney's fees) for any damage to any property or any injury to any person occurring in, on or about the Premises or the Building when such injury or damage shall be caused by or arise from, in part or in whole, (a) the act, neglect, fault, or omission to meet the standards imposed by any duty with respect to the injury or damage, by Tenant, its agents, servants, employees or invitees; (b) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises; or (c) any breach or default on the part of the Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to this Lease. The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability occurring prior to such termination.

12.  INSURANCE.

Tenant agrees to purchase at its own expense and to keep in force during the Term of this Lease a comprehensive public liability and property damage insurance policy to protect against any liability to the public or to any invitee of Tenant or Landlord incident to the use of or resulting from any accident occurring in or upon the Premises with a comprehensive single limit of not less than $1,000,000.00. Said policy or policies shall: (a) name Landlord as an additional insured, and insure Landlord's contingent liability under this Lease; (b) be issued by an insurance company which is acceptable to Landlord; and (c) provide that said insurance shall not be canceled unless 30 days prior written notice shall have been given to Landlord. Said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon the Commencement Date and upon each renewal of said insurance.

13.  WAIVER OF SUBROGATION.

So long as their respective insurers so permit, Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage or all risk insurance now or hereafter existing for the benefit of the respective party. Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

14.  SERVICES AND UTILITIES.

Subject to the other provisions hereof, Landlord agrees to furnish to the Premises during ordinary business hours of generally recognized business days (but exclusive in any event of weekends and legal holidays), the following services and utilities subject to the rules and regulations of the Building prescribed from time to time: (a) water suitable for the intended use of the Premises; (b) heat and air conditioning required in Landlord's reasonable judgment for the use and occupation of the Premises; (c) janitorial service; (d) elevator service by non-attended automatic elevators; (e) such window washing as may from time to time in Landlord's judgment be reasonably required; and (f) electricity for lighting, convenience outlets and other direct uses. Tenant agrees at all times to cooperate fully with Landlord and to abide by all the regulations and requirements which Landlord may prescribe for the proper functioning and protection of said systems. Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rental by reason of Landlord's failure to furnish any of the foregoing, unless such failure shall persist for an unreasonable time after written notice of such failure is given to Landlord by Tenant and provided further that Landlord shall not be liable when such failure is caused by accident, breakage, repairs, labor disputes of any character, energy usage restrictions or by control of Landlord. Landlord shall use reasonable efforts to remedy any interruption in the furnishing of services and utilities. Notwithstanding the above, Landlord shall be entitled, without compensation to Tenant or any abatement of rent, to cooperate voluntarily in a reasonable manner with the efforts of

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

national, state or local governmental bodies or utilities suppliers in reducing energy or other resources consumption.

Should Tenant require any additional work or service, as described above, including services furnished outside ordinary business hours, Landlord may, on terms to be agreed, upon reasonable advance notice by Tenant, furnish such additional service and Tenant agrees to pay Landlord such charges as may be agreed upon, including any tax imposed thereon, but in no event at a charge less than Landlord's actual cost plus overhead for such additional service and where appropriate a reasonable allowance for depreciation of any systems being used to provide such service.

Wherever heat-generating machines or equipment are used by Tenant in the Premises which affect the temperature otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in or for the benefit of the Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance, shall be paid by Tenant to Landlord upon demand as additional rent.

Tenant will not, without the written consent of Landlord, use an apparatus or device in the Premises, including but not limited to, electronic data processing machines and machines using current in excess of 200 watts or 100 volts, which will in any way increase the amount of electricity or water usually furnished or supplied for use of the premises as general office space, nor connect with electric current, except through existing electrical outlets in the Premises, or water pipes, any apparatus or device for the purposes of using electrical current or water. If Tenant shall require water or electric current in excess of that usually furnished or supplied for use of the Premises as general office space, Tenant shall procure the prior written consent of Landlord for the use thereof, which Landlord may refuse, and if Landlord does consent, Landlord may cause a water meter or electric current meter to be installed so as to measure the amount of water and electric current consumed for any such other use. The cost of any such meters and facilities necessary to furnishing such excess capacity and of installation, maintenance and repair thereof shall be paid for by Tenant and Tenant agrees to pay as additional rent to Landlord promptly upon demand therefor the cost of all such increased water and electric current consumed (as shown by said meters, if any, or, if none, as reasonably estimated by Landlord) at the rate charged for such services by the local public utility or agency, as case may be, furnishing the same, plus any additional expense incurred in keeping account of the water and electric current so consumed.

The Landlord represents and warrants that there is sufficient electricity to serve the lighting, heat and air conditioning needs of the Tenant. The Landlord is liable for any interruption in the utility services if the failure persists for more than 24 hours. The Landlord is liable in the event the failure of the utility services is caused by the Landlord. The Landlord's right to install supplemental air conditioning units and charge the cost of the same to the Tenant should be limited to the event that Tenant's air conditioning needs are in excess of the normal office requirements.

15.  HOLDING OVER.

Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part thereof after termination hereof by lapse of time or otherwise 200% of the amount of the Annual Rent for the last period prior to the date of such termination plus all Rent Adjustments as provided for in Article 39 prorated on a daily basis, and also pay all damages sustained by Landlord by reason of such retention, and shall indemnify and hold Landlord harmless from any loss or liability resulting from such holding over and delay in surrender. If Landlord gives notice to Tenant of Landlord's election thereof, such holding over shall constitute renewal of this Lease for a period from month to month or for one year, whichever shall be specified in such notice, in either case at 200% of the Annual Rent being paid to Landlord under this Lease immediately prior thereto plus all Rent Adjustments as provided for in Article 4, but if the

Landlord does not so elect, acceptance by Landlord of rent after such termination shall not constitute a renewal; this provision shall not be deemed to waive Landlord's right of reentry or any other right hereunder or at law.

16.  SUBORDINATION.

Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, this Lease shall be subject and subordinate at all times to ground or underlying leases and to the lien of any mortgages or deeds of trust now or hereafter placed on, against or affecting the Building, Landlord's interest or estate therein, or any ground or underlying lease; provided, however, that if the lessor, mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease be superior to any such instrument, then by notice to Tenant this Lease shall be deemed superior, whether this Lease was executed before or after said instrument. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord.

17.  RULES AND REGULATIONS.

Tenant shall faithfully observe and comply with all the rules and regulations except Landlord will uniformly enforce all rules and regulations. The Landlord will prove a copy of any conveyance, conditions and restrictions of record applicable to the leased Premises as set forth in Exhibit C attached hereto and all reasonable modifications of and additions thereto from time to time put into effect by Landlord as well as all covenants, conditions and restrictions of record. Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building of any such rules and regulations.

18.  REENTRY BY LANDLORD.

The Landlord's right to enter the Premises is subject to 24 hours advanced written notice. The Landlord is permitted to show the Premises to perspective Tenants during the last ninety (90) days of the Lease Term provided that the Tenant has not elected to extend the term of the Lease. The Landlord's right to alter, improve or repair the Premises or any portion of the Building should be subject to the Tenant's reasonable approval for work which will take 48 hours or more to complete. Landlord's right to change the arrangement and/or location of entrances or passage ways etc., is subject to the limitation that such alteration would not unreasonably detract from or impair Tenant's or its licensees and invitees, access to the Premises.

Landlord reserves and shall at all times have the right to reenter the Premises to inspect the same, to supply janitor service and any other service to be provided by Landlord to Tenant hereunder, to show said Premises to prospective purchasers, mortgagees or tenants, and to alter, improve, or repair the Premises and any portion of the Building, without abatement of rent, and may for that purpose erect, use, and maintain scaffolding, pipes, conduits, and other necessary structures in and through the Building and Premises where reasonably required by the character of the work to be performed, provided entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably. In the event that Landlord requires access to any under-floor duct, Landlord's liability for carpet (or other floor covering) replacement shall be limited to replacement of the piece removed. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the Premises, excluding Tenant's vaults and safes, or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency to obtain entry to any portion of the Premises. Landlord shall also have the right at any time to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or other public parts of the Building, and to change the name, number or designation by which the Building is commonly known.

19.  DEFAULT.

The following events shall be deemed to be events of default under this Lease:

(a) Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord hereunder, whether such sum be any installment of the rent hereunder, or any other payment or reimbursement to Landlord required herein, whether or not treated as additional rent hereunder, and such failure shall continue for a period of three (3) days from the date such payment was due; or

(b) Tenant shall fail to comply with any term, provision or covenant of this Lease, other than by failing to pay when or before due any sum of money becoming de to be paid to Landlord hereunder, and shall not cure such failure within 20 days (forthwith, if the default involves a hazardous condition) after written notice thereof to Tenant; or

(c) Tenant shall abandon or vacate any substantial portion of the Premises; or

(d) Tenant shall fail to vacate the Premises immediately upon termination of the Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only; or

(e) The leasehold interest of Tenant shall be levied upon under execution or be attached by process of law or Tenant shall fail to contest diligently the validity of any lien or claimed lien and give sufficient security to Landlord to insure payment thereof or shall fail to satisfy any judgment rendered thereon and have the same released, and such default shall continue for 20 (twenty) days after written notice thereof to Tenant; or

(f) Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof; or

(g) A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant a bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within 30 days from the date of entry thereof.

20.  REMEDIES.

Upon the occurrence of any of such events of default described in Article 19 or elsewhere in this Lease, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

(a) Landlord may, at its election, terminate this Lease or terminate Tenant's right to possession only, without terminating the Lease.

(b) Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of the Lease, Tenant shall surrender possession and vacate the Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free right to enter into and upon the Premises in such event with or without process of law and to repossess Landlord of the Premises as of Landlord's former estate and to expel or remove Tenant and any other who may be occupying or within the Premises and to remove any and all property therefrom, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without incurring any liability or any damage resulting therefrom, Tenant hereby waiving any right to claim damage for such re-entry and expulsion, and without relinquishing Landlord's right to rent or any other right given to Landlord hereunder or by operation of law.

(c) Upon any termination of this Lease, whether by lapse of time or otherwise, Landlord shall be entitled to recover as damages, all rent, including any amounts treated as additional rent hereunder and other sums due and payable by Tenant on the date of termination, plus the sum of (i) an amount equal to the then present value of the rent, including any amounts treated as additional rent hereunder, and other sums provided herein to be paid by Tenant for the residue of the Term hereof, less the fair rental value of the Premises for such residue (taking into account the tenant improvement expense and expense necessary to obtain a replacement tenant or tenants, including expenses hereinafter described in subparagraph (d) relating to recovery of the Premises, preparation for reletting and for reletting itself), which the Parties agree shall in no event exceed 60% of the then present value of the rent for the period and (ii) the cost of performing any other covenants which would have otherwise been performed by Tenant;

(d) (i) Upon any termination of Tenant's right to possession only without termination of the Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in subparagraph (b) above, without such entry and possession terminating the Lease or releasing Tenant, in whole or in part, from any obligation, including Tenant's obligation to pay the rent, including any amounts treated as additional rent hereunder for the full Term. In any such case Tenant shall pay forthwith to Landlord, if Landlord so elects, a sum equal to the entire amount of the rent, including any amounts treated as additional rent hereunder, for the residue of the Term plus any other sums provided herein to be paid by Tenant for the remainder of the Term;

(ii) Landlord may, but need not, relet the Premises or any part thereof for such rent and upon such terms as Landlord in its sole discretion shall determine (including the right to relet the Premises for a greater or lesser term than that remaining under this Lease, the right to relet the Premises as a part of a larger area, and the right to change the character or use made of the Premises) and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make repairs, alterations and additions in or to the Premises, and redecorate the same to the extent Landlord deems necessary or desirable and Tenant shall, upon demand, pay the cost thereof, together with Landlord's expenses or reletting including, without limitation, any broker's commission incurred by Landlord. If the consideration collected by Landlord upon any such reletting plus any sums previously collected from Tenant are not sufficient to pay the full amount of all rent, including any amounts treated as additional rent hereunder and other sums reserved in this lease for the remaining term hereof, together with the costs of repairs, alterations, additions, redecorating, and Lessor's expenses of reletting and the collection of the rent accruing therefrom (including attorney's fees and broker's commissions), Tenant shall pay to Landlord the amount of such deficiency upon demand and Tenant agrees that Landlord may file suit to recover any sums falling due under this section from time to time;

(e) Landlord may, at Landlord's option, enter into and upon the Premises, with or without process of law, if Landlord determines in its sole discretion that Tenant is not acting within a commercially reasonable time to maintain, repair or replace anything for which Tenant is responsible hereunder and correct the same, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without incurring any liability for any damage resulting therefrom and Tenant agrees to reimburse Landlord, on demand, as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease;

(f) Any and all property which may be removed from the Premises by Landlord pursuant to the authority of this Lease or of law, to which Tenant is or may be entitled, may be handled, removed and stored, as the case may be, by or at the direction of Landlord at the risk, cost and expense of Tenant, and Landlord shall in no hereunder for the full Term. In any such case Tenant shall pay forthwith to Landlord, if Landlord so elects, a sum equal to the entire amount of the rent, including any amounts treated as additional rent hereunder, for the residue of the Term plus any other sums provided herein to be paid by Tenant for the remainder of the Term.

Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or at equity (all such remedies being cumulative), nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an event of default shall not be construed as an accord and satisfaction, compromise or waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default or of Landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant under the Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies, Tenant agrees to pay all attorney's fees incurred by Landlord.

Notwithstanding the above, nothing in this Article 20 shall be deemed to impose more obligations or liability on the Tenant than is otherwise provided under applicable law.

21.  QUIET ENJOYMENT.

Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreements herein set forth, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord subject to the terms and provisions of this Lease In the event this Lease is a sublease, then Tenant agrees to take the Premises subject to the provisions of the prior leases. Landlord shall not be liable for any interference or disturbance by other tenants or third persons nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.

22.  DAMAGE BY FIRE, ETC.

(a) In the event the Premises or the Building are damaged by fire or other casualty, Landlord shall forthwith repair the same provided such damage can, in Landlord's reasonable estimation, be materially restored within 90 days (except that Landlord may elect not to rebuild if such damage occurs during the last year of the Term) and this Lease shall remain in full force and effect except that if such damage is not the result of any gross negligence or willful misconduct of Tenant, or its agents, employees, or invitees, then Tenant shall be entitled to a proportionate abatement in rent from the date of such damage, such reduction to be based pro rata to the extent to which the damage and the making of such repairs shall interfere with the use and occupancy by Tenant of the Premises. Within 30 days from date of such damage, Landlord shall notify Tenant, in writing, whether or not material restoration can be made within the 90 day period, and Landlord's determination shall be binding on Tenant. For purposes hereof, the Building or Premises shall be deemed materially restored" if they are, in such condition as would not prevent or materially interfere with Tenant's use of the Premises for the purpose for which it was then being used.

(b) If such repairs cannot, in Landlord's reasonable estimation, be made within 90 days, Landlord and Tenant shall each have the option of giving the other, at any time within 60 days after such damage, notice terminating this Lease as of the date of such damage. In the event of the giving of such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate as of the date of such damage as if such date had been originally fixed in this Lease for the expiration of the Term. In the event that neither Landlord nor Tenant exercise the above set forth option to terminate this Lease in the event of partial destruction, then Landlord shall repair or restore such damage, this Lease continuing in full force and effect, but the rent hereunder to be proportionately abated as herein above provided. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any paneling, decorations, partitions, additions, railings, ceilings, floor coverings, office fixtures or any other property or improvements installed on the Premises at the expense of Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

(c) In the event that Landlord should fail to complete such repairs and material restoration within 120 days after the date of such damage, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, whereupon the Lease shall end on the date of such notice as of the date of such notice was the date originally fixed in this Lease for the expiration of the Term; provided, however, that if construction is delayed because of changes, deletions or additions in construction requested by Tenant, strikes, lockouts, casualties, acts of God, war, material or labor shortages, government regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed. Notwithstanding anything to the contrary contained it this Article, (a) Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damages resulting from any casualty covered by the provisions of this Article occurs during the last 12 (twelve) months of the Term or any extension thereof, and (b) in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or Building requires that any insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within 15 (fifteen) days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the term.

(d) In the event of any damage or destruction to the Building or Premises by any peril covered by the provisions of this Article, Tenant shall upon notice from Landlord, remove forthwith, at its sole cost and expense, such portion or all of the property belonging to Tenant or his licensees from such portion or all of the Building or Premises as Landlord shall request and Tenant hereby indemnifies and holds Landlord harmless from any loss, liability, costs and expenses, including attorneys fees, arising out of any claim of damage or injury as a result of any alleged failure to properly secure the Premises prior to such removal and/or such removal except to the extent arising out of or caused by the Landlord's gross negligence or willful misconduct.

23.  EMINENT DOMAIN.

If all or any substantial part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or conveyance in lieu thereof, either party hereto shall have the right, at its option, of giving the other, at any time within 30 days after such taking, notice terminating this Lease. If neither party hereto shall so elect to terminate this Lease, the rental thereafter to be paid shall be adjusted on a pro rata basis. Before Tenant may terminate this Lease by reason of taking or appropriation as above provided, such taking or appropriation shall be so substantial as to materially interfere with Tenant's use and occupancy thereof. In addition to the rights of Landlord above, if any substantial part of the Building shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or conveyance in lieu thereof and regardless of whether the Premises or any part thereof are so taken or appropriated, Landlord shall have the right, at its sole option, to terminate this Lease. Landlord and Tenant shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interests in any condemnation proceedings. If the condemnation proceedings are paid in one lump sum, payment; the Landlord shall pay to Tenant its share based on the provisions of Article 23.

24.  SALE BY LANDLORD.

In event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. Except as set forth in this Article, this Lease shall not be affected by any such sale, and Tenant agrees to attorn to the purchaser or assignee. If any security has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, Landlord may transfer or deliver said security, as such, to Landlord's successor in interest and thereupon Landlord shall be discharged from any further liability with regard to said security, provided that any successor shall not be liable for such security unless such successor receives the same.

25.  ESTOPPEL CERTIFICATE.

Within ten days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord or any prospective Landlord or mortgagee or prospective mortgagee a sworn statement certifying: (a) the date of commencement of this Lease, (b) the fact that this Lease is unmodified, and in full force and effect (or, if there have been modifications hereto, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications), (c) the date to which the rent and other sums payable under this Lease have been paid, (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement, and (e) such other matters requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Article may be relied upon by any mortgagee, beneficiary or purchaser and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in such estoppel certificate. Tenant hereby irrevocably appoints Landlord or if Landlord is a trust, Landlord's beneficiary or agent, as attorney-in-fact for the Tenant with full power and authority to execute and deliver in the name of Tenant such estoppel certificate if Tenant fails to deliver the same within such ten day period and such certificate as signed by Landlord, Landlord's beneficiary or agent, as the case may be, shall be fully binding on

Tenant, if Tenant fails to deliver a contrary certificate within five days after receipt by Tenant of a copy of the certificate executed by Landlord, Landlord's beneficiary or agent, as the case may be, on behalf of Tenant.

26.  SURRENDER OF PREMISES.

Tenant shall, at immediately upon vacating the Premises arrange to meet Landlord after receiving notice from the Landlord, for a joint inspection of the Premises. In the event of Tenant's failure to arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively deemed correct or purposes of determining Tenant's responsibility for repairs and restoration.

At the end of the Tern or any renewal thereof or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all improvements or additions upon or belonging to the same, by whomsoever made, in the same condition as received or first installed broom clean and free of all debris, ordinary wear and tear and damage by fire, earthquake, Act of God, or the elements alone excepted. Tenant may, upon termination of this Lease, remove all movable partitions of less than full height from floor to ceiling, counters, and other personal property of Tenant removable without material damage to such property or the Premises previously installed by Tenant, at Tenant's sole cost, title to which shall be in Tenant until such termination, repairing such damage caused by such removal. Property not so removed shall be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale. Upon request by Landlord, Tenant shall remove any or all permanent improvements or additions to the Premises installed at Tenant's cost and all movable partitions, counters and other personal property of Tenant removable without material damage to such property or the Premises which may be left by Tenant and repair any damage resulting from such removal Tenant shall indemnify Landlord against any loss or liability resulting from delay by Tenant in so surrendering the Premises, including without limitation any claims made by any succeeding tenant founded on such delay.

All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the Term of this Lease shall survive the expiration or earlier termination of the Term. Upon the expiration or earlier termination of the Term, Tenant shall pay to Landlord the amount, as estimated by Landlord, necessary: (i) to repair and restore the Premises as provided herein; and (ii) to discharge Tenant's obligation for unpaid amounts due Landlord. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied. Any Security Deposit shall be credited against the amount payable by Tenant hereunder.

27.  NOTICES.

Any notice or document required or permitted to be delivered hereunder shall be in writing and shall be effective upon delivery by regular mail or facsimile, if personally delivered, or two days after mailing, if mailed. All notices shall be personally delivered or sent by United States Mail, postage prepaid, Certified or Registered mail, addressed to the parties hereto at the respective addresses set forth opposite their respective signatures on the Reference Page, or at such other address as they have theretofore specified by written notice delivered in accordance herewith.

28.  TAXES PAYABLE BY TENANT.

In addition to rent and other charges to be paid by Tenant hereunder, Tenant shall reimburse to Landlord, upon demand, any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties hereto: (a) upon, allocable to, or measured by or on the gross or net rent payable hereunder, including without limitation any gross income tax, sales tax or excise tax levied by the State, any political subdivision thereof, or the Federal Government with respect to the receipt of such rent; or (b) upon or with respect to the possession, leasing, operation, management, maintenance, alterations repair or use or occupancy of the Premises or any portion thereof, including any sales, use or service tax imposed as a result thereof; or (c) upon or measured by the Tenant's gross receipt or payroll or the value of Tenant's equipment, furniture, fixtures, and other personal property of Tenant or leasehold improvements, alterations, additions, located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures, and other personal property of Tenant located in the Premises.

29.  DEFINED TERMS AND HEADINGS.

The article headings herein are for convenience of reference and shall in no way define, increase, limit, or describe the scope or intent of any provision of this Lease. Any indemnification of, insurance of, or option granted to Landlord shall also include or be exercisable by Landlord's trustee, beneficiary, agents and employees, as the case may be. In any case, where this Lease is signed by more than one person, the obligations hereunder shall be joint and several. The terms "Tenant" and "Landlord" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, marital communities, firms, or corporations, and their and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof. Tenant agrees to furnish promptly upon demand a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of Tenant to enter into this Lease. The term "rentable area" shall mean the rentable area of the Premises or the Building as calculated by Landlord on the basis of the plans and specifications (which were available for inspection by Tenant at the time the Lease was executed) of the Building and including a proportionate share of any common areas. Tenant hereby consents and agrees that the calculation of rentable area on the Reference Page shall be controlling.

30.  ENFORCEABILITY.

If for any reason whatsoever an of the provisions hereof shall be void, unenforceable or ineffective, all of the other provisions shall be and remain in full force and effect.

31.  COMMISSIONS.

Each of the parties (i) represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on the Reference Page; and (ii) indemnifies and holds the other harmless from any and all losses, liability, costs or expenses (including attorneys' fees) incurred as a result of an breach of the foregoing warranty.

32.  TIME AND APPLICABLE LAW.

Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Building is located.

33.  PARKING.

Tenant shall have the right to use in common with other tenants or occupants of the Building the parking facilities of the Building, if any, subject by separate agreement, the rules and regulations of the Landlord for such parking facilities which may be established or altered by Landlord at any time during the Term.

34.  SUCCESSORS AND ASSIGNS.

Subject to the provisions of Article 10, the terms, covenants and conditions contained herein shall be binding upon and inure to the benefit of the heirs, successors, executor3, administrators, marital communities, if any, and assigns of the parties hereto.

35.  ENTIRE AGREEMENT.

This Lease, together with its exhibits, contains all agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument duly executed by the parties hereto.

36.  EXAMINATION NOT OPTION.

Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord shall not be bound hereby until its delivery to Tenant of an executed copy hereof signed by Landlord, already having been signed by Tenant, and until such delivery Landlord reserves the right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained herein to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord the security deposit required by Article 6, the first month's rent as set forth in Article 3, and any sum owed pursuant hereto.

37.  RECORDATION.

Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party, and the party offering the same for recording shall pay all charges and taxes incident thereto.

38.  REIMBURSEMENT OW DIRECT EXPENSE AND TAXES.

The actual Direct Expenses and Taxes for the Base Year are included in the base rent as delineated in Articles 3 and 40 (i.e., the monthly base rent is inclusive of the Base Year Direct Expenses and Taxes).

(a) For the purpose of this Article, the term "Comparison Year" is defined as each calendar year of the Term after the Base Year (Direct Expenses) or Base Year (Taxes), as the case may be. If in any Comparison Year Direct Expenses paid or incurred shall exceed the Direct Expenses paid or incurred in the Base Year (Direct Expenses) specified on the Reference Page, Tenant shall pay as additional rent for such Comparison Year Tenant's Proportionate Share of such excesses and when specified below. The annual determination of Direct Expenses shall be made by Landlord pursuant to generally accepted accounting principles and shall be binding upon Landlord and Tenant. Tenant shall have the right to audit the Landlord's books and records supporting the Direct Expenses. If the audit results in a downward adjustment of Tenant's obligations of 5% or more, the Landlord will pay for the cost of the audit and adjust the direct Expenses accordingly. In the event that during all or any calendar year the Building is not at last 95% occupied, Landlord may elect to make an appropriate adjustment in Direct Expenses for such year, employing sound accounting and management principles. Said adjustment shall compensate for cost increases in certain occupancy-related Direct Expenses (i.e., electricity) notwithstanding that the aggregate cost of any component of Direct Expenses may have increased as a result of decreases in occupancy levels. The amount so determined shall be deemed to have been Direct Expenses for such year.

(b) Tenant agrees to pay to Landlord as additional rent, as and when specified below, Tenant's Proportionate Share of the increase, if any, in the Taxes which were incurred over the Base Year (Taxes) (regardless of the year in which such Taxes are paid)

(c) Prior to the actual determination of the Direct Expenses or Taxes for the respective Comparison Year, Landlord may, if it so elects and at any time or from time to time during such Comparison Year, estimate the amount of such Direct Expenses or Taxes. If, in the estimation of Landlord, such Direct Expenses or Taxes will exceed the Direct Expenses or Taxes for the Base Year (Direct Expenses) or Base Year (Taxes), respectively, Landlord shall give Tenant written notification of the amount of such estimated excess and Tenant agrees that it will increase its Monthly Installment of Rent subsequent to receipt of such written notification to include Tenant's Proportionate Share of such excess. When the above-mentioned actual determination of Direct Expenses or Taxes is made, then:

(i) If the total amount Tenant actually paid for estimated increases in Direct Expenses or Taxes pursuant to this Paragraph C is less than Tenant's Proportionate Share of the actual increase in Direct Expenses or Taxes, respectively, Tenant shall pay to Landlord as additional rent in one lump sum the difference between the total amount actually paid by Tenant for each in a Comparison Year and the amount Tenant should have paid pursuant to Paragraphs A and B above, this lump sum payment to be made within thirty (30) days of receipt of Landlord's bill therefor; or

(ii) If the total amount Tenant actually paid for estimated increases in Direct Expenses or Taxes pursuant to this Paragraph C is more than Tenant's Proportionate Share of the actual increase in Direct Expenses or Taxes, respectively, then Landlord shall remit the excess to Tenant within thirty (30) days of the making of such determination or, at Landlord's election, credit such amount against the next Monthly Installments of Rent.

(d) If the Commencement Date is other than January 1 or if the Termination Date is other than December 31, Tenant's Proportionate Share of any increase in Direct Expenses or Taxes for such year shall be prorated based upon a 365-year. Even though the term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Proportionate Share of Direct Expenses or Taxes for the year in which this Lease terminates, Tenant shall pay any increase due over the estimated amount paid and conversely any overpayment made shall be rebated by Landlord to Tenant, all as specified above. Notwithstanding anything contained in this Article, the Annual Rent and Monthly Installment of Rent payable by Tenant shall in no event be less than that specified on the Reference Page.

39.  RENT SCHEDULE. (Reference is made to Article 3 of this Lease.)

Monthly base rent shall be paid pursuant to Article 3 of this Lease in accordance with the following schedule:

Rent for the period from NOVEMBER 1, 1997 through OCTOBER 31, 1998 shall be
  $9,448.40 / month
Rent for the period from NOVEMBER 1, 1998 through OCTOBER 31, 1999 shall be
  $9,589.42 / month
Rent for the period from NOVEMBER 1, 1999 through OCTOBER 31, 2000 shall be $9,730.44 / month

40.  LIMITATION OF LANDLORD'S LIABILITY.

Redress for any claims against Landlord under this Lease shall only be made against Landlord to the extent of Landlord's interest in the property to which the leased premises are a part. The obligations of Landlord under this Lease shall not be personally binding on, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers, as the case may be, its investment manager, the general partners thereof or any beneficiaries, stockholders, employees or agents of Landlord, or the investment manager.

The parties hereto have executed this Lease on the date specified immediately below their respective signature.

                                        Each person signing this
                                        Lease shall be jointly
                                        and severally liable for
                                        performance of all the
                                        terms and conditions of
                                        this Lease.


LANDLORD:  FIRST AVENUE WEST BUILDING   TENANT: F5 Labs, Inc.
A Washington Limited Liability Company  A Washington Corporation


BY: /s/ Frederick W. Hines, Jr.         BY: /s/ Jeffrey S. Hussey
   --------------------------------        --------------------------------
       Frederick W. Hines, Jr.                    Jeffrey S. Hussey
ITS:      Management Agent              ITS:     President  and CEO


Date:  10/21/97                         Date:  10/21/97
     ------------------------------          ------------------------------

                                        BY: /s/ Brian R. Dixon
                                           --------------------------------
                                                     Brian R. Dixon
                                        ITS:    Vice President of Finance


                                        Date:  10/21/97
                                             ------------------------------

STATE OF WASHINGTON  )
                     )   ss.
COUNTY OF KING       )


On this 21 day of October, 1997, personally appeared before me _______________ and Jeffrey S. Hussey, to me known to be the CEO and President of F5 Labs a Washington corporation the Tenant that executed the within and foregoing instrument, and acknowledge said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument on behalf of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                                          /s/ Brian R. Dixon
                                        -------------------------------------

                                        Printed Name: BRIAN R. DIXON
                                                     ------------------------
                                        Notary Public in and for the
                                        State of Washington, residing
                                        at  Seattle
                                           ----------------------------------
                                        My commission expires:  7/01/00
                                                              ---------------

STATE OF WASHINGTON  )
                     )   ss.
COUNTY OF KING       )


On this 21 day of October, 1997, personally appeared before me _______________ and Brian Dixon, to me known to be the V.P. Finance and ______________________ of F5 Labs a Washington corporation the _________________ that executed the within and foregoing instrument, and acknowledge said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument on behalf of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

                                          /s/ Diana M. Larson
                                        -------------------------------------

                                        Printed Name:  DIANA M. LARSON
                                                     ------------------------
                                        Notary Public in and for the
                                        State of Washington, residing
                                        at  Redmond
                                           ----------------------------------
                                        My commission expires: July 28, 2000
                                                              ---------------


STATE OF WASHINGTON  )
                     )   ss.
COUNTY OF KING       )


On this 21st day of October, 1997, personally appeared before me Fred W. Hines, Jr. and ______________________, to me known to be the Managing Agent and ________________________ of First Avenue West Building LLC a Washington Limited Liability Company the _________________ that executed the within and foregoing instrument, and acknowledge said instrument to be the free and voluntary act and deed of said limited liability company, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute said instrument on behalf of said limited liability company.


IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.
                                        /s/ Diana M. Larson
                                        -------------------------------------

                                        Printed Name: Diana M. Larson
                                                     ------------------------
                                        Notary Public in and for the
                                        State of Washington, residing
                                        at        Redmond
                                           ----------------------------------
                                        My commission expires: July 28, 2000
                                                              ---------------

                                   EXHIBIT "A"

This site plan is intended only to show the general layout of the property or a part thereof. Landlord reserves the right to alter, vary, add to or omit in whole or in part any structures, and/or improvements, and/or common areas and/or land area shown on this plan. All measurements and distances are approximate. This plan is not to be scaled.

LEGAL DESCRIPTION: Lots 7, 8, 9, 10 and all in Block 20 of North Seattle, as per plat recorded in Volume 1 of Flats on page 41, records of King County. Situate in the County of King, State of Washington.

                                   EXHIBIT "B"

                       LANDLORD'S AND TENANT'S ALTERATIONS

                                   EXHIBIT "C"

                              RULES AND REGULATIONS

1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of the Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person or vendor chosen by Landlord. In addition, Landlord reserves the right to change from time to time the format of the signs or lettering and to require previously approved signs or lettering to be appropriately altered.

2. If Landlord objects in writing to any curtains, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premises, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place anything or allow anything to be placed against or near any glass partitions or doors or windows which may appear unsightly, in the opinion of Landlord, from outside the Premises.

3. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators or stairways of the Building. The halls, passages, exits, entrances, shopping malls, elevators and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee of any tenant shall go upon the roof of the Building.

4. The directory of the Building will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

5. All cleaning and janitorial services for the Building and the Premises shall be provided exclusively through Landlord. Landlord shall not in any way be responsible to any Tenant for any loss of property on the Premises, however occurring, or for any damage to any Tenant's property by the janitor or any other employee or any other person.

6. Landlord will furnish Tenant free of charge with 20 (twenty) keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new or additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord there for.

7. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

8. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord.

9. Tenant shall not place a load upon any floor which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

10. Tenant shall not use any method of heating or air conditioning other than that supplied by Landlord. Tenant shall not waste electricity, water or air conditioning. Tenant shall keep corridor doors closed.

11. Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 7 a.m. the following day, or such other hours as may be established from time to time by Landlord, and on Sundays and legal holidays any person unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person.

12. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus and electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

13. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

14. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

15. Except as approved by Landlord, Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering or the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

16. Tenant shall store all its trash and garbage within its Premises. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

17. No cooking except for use of a Microwave shall be done or permitted by any Tenant on the Premises, except that use by the Tenant of Underwriters Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages shall be permitted provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

18. Tenant shall not use in any space or in the public halls of the Building any hand trucks except those equipped with the rubber tires and side guards or such other material handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.

19. Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

20. The requirements of Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to an office without specific instructions from Landlord.

21. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

22. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of an lease of premises in the Building.

23. Upon thirty (30) days written notice, Landlord reserves the right to make such other and reasonable Rules and Regulations as in its judgment may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such rules and regulations herein above stated and any additional rules and regulations which are adopted.

24. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.

                                   EXHIBIT "D"

                               TENANT IMPROVEMENTS

Construction specifications for Tenant improvements

1)   Finish materials:   New B/S grade carpet over new pad where necessary in
                         6,769 square feet.
                         New paint in the 6,769 square feet.
                         New rubber base throughout 4" Flat

2)   Demolition:         Demolition of all walls in the 1,704 square foot space.

3)   HVAC                Balancing of all HVAC within the space

Landlord acknowledges that time of the essence and that Tenant's business is relying on substantial completion of the above mentioned tenant improvements. Landlord agrees to waive rent for every day beyond November 24, 1997. Tenant agrees to not unreasonably withhold its intent to move in upon "substantial completion" of the 6,769 square feet.

The balance of tenant improvements outlined in Exhibit B at a cost not to exceed $20,000 shall be paid by the tenant. The Landlord agrees to an amortization schedule of 36 months on tenant's share of improvements. Should the lease be terminated or changed due to sale by the landlord, then Landlord agrees to remit the un-amortized balance of the tenant improvements over the balance of the lease. The tenant improvements on Exhibit B exclude electrical, telephone, computer cabling and special HVAC additions for computer hardware.

Any and all additions or alterations to the above stated work shall be at the cost of the Tenant and paid for by the Tenant.

                                   EXHIBIT "E"

                             ADDITIONAL LEASE TERMS

1. RENEWAL OPTIONS: Tenant shall have one (1) three (3) year option to renew the lease at the then current market rate for comparable space and a comparable term in lower Queen Anne, with six (6) months written notice prior to lease expiration.

2. PARKING: Tenant shall be entitled to occupy fifteen (15) building parking spaces. A minimum of five (5) of the spaces will be located within the building and noted as reserved for F5 Labs and the remaining ten (10) will be located within the adjacent block of the building. Rental for such spaces (which shall be in addition to the rental as otherwise specified in this Lease) shall be at the then prevailing rate for such spaces in the Building. The current charge for parking in the building lots is $70.00 per month including tax.

3. FIRST RIGHT OF REFUSAL: Tenant shall have a first right of refusal to lease the contiguous space on the fifth floor. The tenant shall have ten (10) days to respond to the notice by the Landlord. Landlord shall notify Tenant of the availability of any contiguous space on the fifth floor in writing within ten (10) days of Landlord's knowledge of the availability of such space".